Principal Funds, Inc.
Supplement dated September 16, 2016
to the Statement of Additional Information dated March 1, 2016 as amended and restated June 28, 2016
(as supplemented on July 29, 2016)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Effective October 14, 2016, delete the last paragraph in the Temporary Defensive Measures/Money Market Instruments section.

INVESTMENT ADVISORY AND OTHER SERVICES
On or about September 30, 2016, under Investment Advisors, delete the Columbus Circle Investors section, and replace with the following:

Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI, which is a member of the Principal Financial Group.
Fund(s):    LargeCap Growth and MidCap Growth
Effective November 1, 2016, delete the management fee schedule for the SAM portfolios under Management Agreement, and replace with the following:

Fund	First $3 billion	Next $4 billion	Next $4 billion	Next $4 billion	Over $15 billion
SAM Balanced*	0.35%	0.30%	0.25%	0.20%	0.18%
SAM Conservative Balanced*	0.35	0.30	0.25	0.20	0.18
SAM Conservative Growth*	0.35	0.30	0.25	0.20	0.18
SAM Flexible Income*	0.35	0.30	0.25	0.20	0.18
SAM Strategic Growth*	0.35	0.30	0.25	0.20	0.18
*Breakpoints are based on aggregate SAM Portfolio net assets.
Effective November 1, 2016, delete the International Emerging Markets row in the Contractual Limits on Total Annual Fund Operating Expenses table under Management Agreement, and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	J	Inst.
International Emerging Markets	1.61%	1.52%	N/A
Effective November 1, 2016, delete the Core Plus Bond and Overseas rows in the Contractual Fee Waivers table under Management Agreement, and replace with the following:

Contractual Fee Waivers
Fund	Waiver	Expiration
Core Plus Bond	0.010%	2/28/2018
Overseas	0.040%	2/28/2018

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